EXHIBIT 99.01


                                   TRUST  AGREEMENT

                                       BETWEEN

                              THE HILLHAVEN CORPORATION

                                         AND

                        WACHOVIA BANK OF NORTH CAROLINA, N.A.

                                     AS  TRUSTEE,

                                FOR  THE  BENEFIT  OF

                               PARTICIPATING  EMPLOYEES




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                    TRUST  AGREEMENT  made  and  entered  into  as  of
          January 16, 1995 by and between The Hillhaven Corporation, a corporation organized under the laws of the State of Nevada (the "Company"), and Wachovia Bank of North Carolina, N.A., a national banking association, organized under the laws of the United States of America (the "Trustee").

                                     WITNESSETH:

                    WHEREAS, the Company has in place various non-qualified and qualified employee benefit plans and arrangements for the benefit of some or all of the employees of the Company and certain of its subsidiaries and affiliates and may from time to time adopt one or more additional plans or arrangements;

                    WHEREAS, the Company and its subsidiaries or affiliates have and will have certain legal obligations under these employee benefit plans or arrangements;

                    WHEREAS, the Company wishes to establish a trust to assist it in meeting certain of these obligations and intends to make contributions and/or loans to such trust at such time or times and in such amount or amounts as it may determine;

                    WHEREAS, the Company intends that such contributions shall be held by the Trustee and used for the purpose of acquiring common stock of the Company and making payments with respect to loans used to acquire common stock of the Company all in accordance with the provisions of this Trust Agreement;

                    WHEREAS, the Company intends that such loans made to the Trustee by the Company shall be used for the exclusive purpose of acquiring common stock of the Company in accordance with the provisions of this Trust Agreement;

                    WHEREAS, inasmuch as the income and corpus of such trust may and will be applied in discharge of the legal obligations of the Company, its subsidiaries and affiliates, such trust is intended to be a "grantor trust" within the meaning of Section 671 of the Code; and

                    WHEREAS, the Company intends that the assets of such trust at all times shall be subject to the claims of bankruptcy and other general creditors of the Company as provided in Section 17 of this Trust Agreement.

                    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:

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          SECTION  1    Definitions.

                    As used in this Trust Agreement, the following definitions apply to the terms indicated below:

                    1.1 "Administrator" or "Administrators" shall refer to the committee, Company official(s) or other persons listed in Schedule A charged with responsibility for overseeing and administering the Plans and provision of Benefits.

                    1.2 "Affiliate" shall refer to any subsidiary or other firm related by direct or indirect stock ownership that has adopted a Plan while each such entity remains a subsidiary or related firm of the Company.

                    1.3 "Beneficiary" shall mean any person entitled to receive benefits under any Plan on the death of a Participant.

                    1.4 "Benefits" shall mean amounts that the Company or an Affiliate has an obligation to pay to Participants pursuant to any Plan or arrangement described in Schedule A under which the Company has a legal obligation to (i) pay from its general assets, (ii) provide for the payment of by making contributions from its general assets, or
          (iii) deliver  in  shares  of  Company Stock.

                    1.5 "Board of Directors" shall mean the Board of Directors of the Company.

                    1.6 "Change in Control" shall be deemed to occur if the Committee certifies to the Trustee that a "Change in Control" as defined in the 1990 Stock Incentive Plan has occurred or the occurrence of such a "Change in Control" is evidenced by a filing made pursuant to Section 13(d) of the Securities Exchange Act of 1934.

                    1.7 "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

                    1.8 "Committee" shall mean such committee as the Board of Directors shall appoint from time to time to
          administer  the  Trust.    The  Committee  shall  consist of at
          least three persons, including at all times the persons holding the title of: Vice President, Treasurer; General Counsel, Senior Vice President and Secretary; and the Senior Vice President and Chief Financial Officer. Other members of the Committee (if any) will be certified to the Trustee by the Secretary or Assistant Secretary of the Board of Directors.

                    1.9 "Company Stock" shall mean the common stock of the Company, par value $.75 per share.

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                    1.10    "Daily  Value"  shall  mean,  with  respect  to
          a share of Company Stock, the closing reported sales price per share of Company Stock on the New York Stock Exchange Composite Tape, or if Company Stock is not traded on such stock exchange, the principal national securities exchange on which Company Stock is traded, or if not so traded, the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on any relevant date, or if not so reported, as determined by the Committee in a manner consistently applied.

                    1.11 "Director" shall mean the Senior Vice President, Human Resources & Support Services for the Company.

                    1.12 "Eligible Participant" shall mean a Participant who is an Employee who as of the date upon which Eligible Participants are determined, either (a) holds an unexercised vested option with respect to Company Stock granted to him or her pursuant to the 1990 Stock Incentive Plan or the 1991 Performance Investment Plan, or (b) elected to purchase stock pursuant to the Employee Monthly Stock Investment Plan (the "EMSIP") within the 12-month period preceding such date.

                    1.13 "Employee" shall mean any individual who is actively employed by the Company or an Affiliate.

                    1.14      "ERISA"  shall  mean  the  Employee
          Retirement Income Security Act of 1974, as amended from time to time.

                    1.15      "Exchange  Act"  shall  mean  the  Securities
          Exchange  Act  of  1934, as  amended  from  time  to  time.

                    1.16 "Minimum Distribution Schedule" shall mean the schedule (or schedules) set forth in Schedule B. An additional Minimum Distribution Schedule shall be created each time the Company makes a contribution to the Trust, unless such contribution is used to pay an obligation of the Trust described in Section 9 or is used to repay a loan described in Subsection 4.1.2.

                    1.17 "Other Assets" shall mean any asset or investment aside from cash held by the Trust that is not Company Stock.

                    1.18 "Participant Schedule" shall mean the schedule prepared by the Company from time to time pursuant to Subsection 5.2.

                    1.19 "Participants" shall mean those individuals who participate in one or more of the Plans described in Schedule A.

                    1.20 "Plans" shall mean the plans or arrangements referred to in Schedule A, as amended from time to time.

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                    1.21    "Trust"  shall  mean  the  trust  established
          pursuant  to  this  Trust Agreement.

                    1.22 "Trust Fund" shall mean all Company Stock, money and other property from time to time obtained by the Trust and all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein.

          SECTION  2    Establishment  of  the  Trust.

                    2.1    Trust  Fund.   The  Company  hereby  establishes
          the  Trust.    The Trust Fund  shall  consist  of  such  sums  of
          Company Stock, money and other property acceptable to the Trustee as are from time to time paid to or otherwise acquired by the Trustee. Except as otherwise provided in Subsection 8.1.2, the Company shall have no duty or obligation to make any contributions to the Trust and the
          Trustee  shall  have  no duty  or  obligation  to  require  the
          Company  to  make any contribution  to  the  Trust.   The  Trust
          Fund  shall  be held  by  the  Trustee  in trust  and  shall  be dealt  with  in accordance  with  the  provisions  of  this
          Trust Agreement.   The  Trustee,  and  any  successor  Trustee
          appointed pursuant to Section 11 hereof or resulting under Subsection 19.4 hereof, shall at all times be a bank and trust company or other national banking association that is neither a subsidiary of nor other firm related by direct or indirect stock ownership to the Company.

                    2.2    Irrevocability.   Except  as  provided  in
          Section  17  hereof,  the  Trust shall  be  for  the  exclusive purpose of assisting the Company in funding Plans and Benefits and defraying expenses of the Trust in accordance
          with  the  provisions  of this Trust  Agreement.    No  part  of
          the  income  or  corpus  of the  Trust  Fund  shall be  recover-
          able  by  the  Company;   provided,  however,  that  the  Trust
          Fund shall be applied in discharge of the Company's legal obligations as provided in this Trust Agreement.

                    2.3 Claims of Creditors. Notwithstanding anything in this Trust Agreement or the Plans to the contrary, the Trust Fund shall at all times be subject to the claims of  bankruptcy  and  other general  creditors  of  the  Company
          as provided  in  Section  17  hereof.    No  Participant  or
          Plan shall have any claim against the Trust Fund other than as a general unsecured creditor of the Company.

          SECTION  3    Acceptance  by  the  Trustee.

                    The Trustee accepts the Trust established under this Trust Agreement on the terms and subject to the
          provisions  set  forth  herein.    The  Trustee  agrees to
          discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

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          SECTION  4    Investment  of  the  Trust.

                    4.1 General Duty of Trustee. Except as otherwise provided in this Subsection 4.1 or except as otherwise expressly provided in this Trust Agreement, all assets received by the Trustee other than Company Stock shall be invested as soon as practicable in, and remain invested in, Company Stock.

                         4.1.1  Upon direction of the Committee, the
          Trustee shall acquire shares of Company Stock from the Company.

                         4.1.2 From time to time, the Trustee shall have the ability, upon direction of the Committee, to borrow funds for the purpose of acquiring shares of Company Stock and/or issue one or more notes to the Company in exchange for shares of Company Stock. The Trustee shall have the ability to pledge any shares
          so acquired as collateral.   Subject to the requirements of
          Subsection 8.1.4, the terms and conditions of any borrowing shall be fair and reasonable. It is contemplated that any such obligation shall be repaid using cash contributions and earnings attributable to Company Stock held by the Trust Fund.

                         4.1.3 Notwithstanding anything herein to the contrary, unless the Committee otherwise directs, cash or Other Assets received by the Trustee shall be retained and invested in Other Assets provided that, after payment of the costs of the Trust, including, without limitation, Trustee fees and expenses and, if applicable, debt repayment described in Subsection 4.1.2, through the end of the calendar year during which such cash or Other Assets are received by the Trustee, any such cash or Other Assets remaining shall be distributed by the Trustee to the Administrators or the Director at the end of such calendar year to fund such Plans or Benefits as determined by the Committee taking into account the best interests of a broad cross-section of Participants.

                    4.2 Additional Powers of Trustee. Subject to the provisions of Section 4.1, the Trustee shall have the following additional powers and authority with respect to all property constituting a part of the Trust Fund:

                         4.2.1 To purchase securities or any other kind of property and to retain such securities or other property, regardless of diversification and without being limited to investments authorized by law for the investment of trust funds.

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                         4.2.2    Subject  to  Subsection  7.2  hereof,  to
          sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof, provided that, with respect to any sale of shares of Company Stock (other than pursuant to Subsection 7.2 hereof, and excluding any distribution of Company Stock made pursuant to this Trust Agreement), such shares shall first be offered for sale to the Company at the Daily Value before being sold to one or more third parties.

                         4.2.3 Subject to Section 7 hereof, to participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity any of the securities of which may at any time be held in the Trust Fund, and to do any act with reference thereto.

                         4.2.4 To deposit cash or any Other Assets with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.

                         4.2.5 To exercise any conversion privilege or subscription right available in connection with any such property, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire.

                         4.2.6 Subject to Subsection 9.4 hereof, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration any claims, debts or damages, due or owing to or from the Trust.

                         4.2.7 Subject to Section 7 hereof, to exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property.

                         4.2.8 To hold cash awaiting investment uninvested, and to maintain such additional cash balances as it shall deem reasonable or necessary to meet anticipated cash distributions from or administrative costs of the Trust.

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                         4.2.9    To  invest  cash  or  Other  Assets  at
          Wachovia Bank of North Carolina, N.A. or another bank and trust company or national banking association in any type of interest-bearing investment, including, without limitation, deposit accounts, certificates of deposit and repurchase agreements.

                         4.2.10 To invest and reinvest all or any specified portion of cash or Other Assets (i) through the medium of any common trust fund which has been or may hereafter be established and maintained by the Trustee, or
          (ii) in shares of open end or closed end investment companies provided that, prior to investing any portion of the Trust Fund for the first time in any such common trust fund or investment company, the Trustee shall advise the Company of its intent to make such an investment and furnish to the Company any information it may reasonably request with respect to such investment.

                         4.2.11 To form corporations or partnerships and to create trusts to hold title to any cash or Other Assets constituting the Trust Fund, upon such terms and conditions as may be deemed advisable.

                         4.2.12 To engage legal counsel, including (except following the occurrence of a Change in Control) counsel to the Company, or any other suitable agents, to consult with such counsel or agents with respect to the implementation or construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit, to rely upon the advice of such counsel or agents, and to pay any such counsel's or agent's reasonable fees, expenses and compensation.

                         4.2.13 To register or hold any securities or other property held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.

                         4.2.14 To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing that are necessary or proper for the accomplishment of any of the foregoing powers.

                         4.2.15 Pursuant to the direction of the Committee as to all aspects of the transaction, including, without limitation, interest rate, term and identity of lender, to undertake a borrowing sufficient to enable the Trust to acquire newly issued Company Stock.

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                         4.2.16    Subject  to  Section  7  hereof,
          generally, to exercise any of the powers of an owner with respect to property held in the Trust Fund.

          SECTION 5.     Establishment  and  Maintenance  of Participant
                         Schedule.

                    5.1    Form  of  Participant  Schedule.   The Trustee
          may, from time to time, request the Company to prepare and deliver to the Trustee in accordance with Subsection 5.2 hereof, a schedule that sets forth the name of each Participant entitled to receive a Benefit under a Plan or arrangement or such group of Participants that the Trustee may need to know in order to carry out the provisions of this Agreement.

                    5.2 Maintaining the Participant Schedule. At the request of the Trustee, the Company shall from time to time update the Participant Schedule. Each Participant Schedule shall state the date as of which it applies, and the Trustee shall be entitled to rely upon such Participant
          Schedule, without a duty of further inquiry, until it receives an updated Participant Schedule bearing a later date. Each Participant Schedule shall contain all information concerning a Participant which the Trustee will need to complete its responsibilities under this Agreement.

          SECTION  6    Maintenance  of  Trust.

                    6.1 Trust Assets and Allocation to Plans. The Trustee shall hold all assets contributed or otherwise obtained by the Trust and shall distribute such assets and any earnings thereon to such Administrators, Participants or the Director, as provided for and in accordance with this Trust Agreement or use such assets to pay obligations of the Trust described in Section 9 or to repay a loan described in Subsection 4.1.2.

                    6.2  Valuation  of  Trust  and  Accounts.  The  Trustee
          shall  revalue  the Trust  Fund  as  of  the last  business  day
          of  each  calendar  quarter.    Shares  of Company  Stock  shall
          be valued at the Daily Value of Company Stock as of such date.

          SECTION  7      Voting and  Tender  of  Company  Stock  Held  in
          Trust

                    7.1 Voting of Company Stock. The Trustee shall vote the shares of Company Stock held by the Trust in accordance with, and by soliciting and receiving, voting directions from Eligible Participants. As soon as practicable following the record date in question, the Company shall deliver to the Trustee a Participant Schedule listing Eligible Participants determined as of such record date. Each Eligible
          Participant listed on such Participant Schedule shall have the right to direct the vote with respect to that number

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          of  shares  of  Company  Stock held by  the  Trust  as determined by the following formula: multiply the shares held by the Trust by a fraction for each Eligible Participant who has given voting instructions. The numerator of such fraction shall equal the sum of (1) shares purchased pursuant to the EMSIP by the Participant during the preceding 12 months, and (2) the total vested, unexercised options held by the Participant; the denominator shall equal the total number of shares purchased pursuant to the EMSIP during the preceding 12 months by all Eligible Participants who have exercised their voting rights pursuant to this
          Subsection 7.1, plus the total number of vested, unexercised options held, by all Eligible Participants who have exercised
          their voting rights pursuant to this Subsection 7.1.   The
          Trustee shall devise and implement a procedure to assure confidentiality of any directions given by Eligible
          Participants  in  respect  of  votes.    All actions  taken  by
          Eligible Participants pursuant to this Subsection 7.1 shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its Affiliates, (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust, or
          (iii)  as  may  be required  by  court  order.

                    7.2    Tender  Rights.   If any person shall commence a
          tender or exchange offer with respect to Company Stock, the Trustee shall tender the shares of Company Stock held by the Trust by passing through tender or exchange rights to Eligible Participants determined as of the commencement of such tender or exchange offer. As soon as practicable following the commencement of such tender or exchange offer, the Company shall deliver to the Trustee a Participant Schedule listing the Eligible Participants determined as of the commencement of such tender or exchange offer. Each Eligible Participant listed on such Participant Schedule shall have the right to direct the tender or exchange of that number of shares of Company stock held by the Trust as determined by the following formula: multiply the shares held by the Trust by a fraction for each Eligible Participant who has given tender or exchange instructions. The numerator of such fraction shall equal the sum of (1) shares purchased pursuant to the EMSIP by the Participant during the preceding 12 months and
          (2) the total vested, unexercised options held by the Participant; the denominator shall equal the total number of shares purchased pursuant to the EMSIP during the preceding 12 months by all Eligible Participants who have exercised their voting rights pursuant to this Subsection 7.1, plus the total number of vested, unexercised options held, by all Eligible Participants who have exercised their exchange or tender rights pursuant to this Subsection 7.2. The Trustee shall devise and implement a procedure to assure the confidentiality of any directions given by Eligible Participants in response to such offers. All actions taken by Eligible Participants pursuant to this Subsection 7.2 shall be held confidential by the Trustee and shall not be divulged or released to

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          any  person,  other  than  (i)  agents  of  the  Trustee  who are not affiliated with the Company or its Affiliates, (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust, or (iii) as may be required by court order.

                    7.3 Notices and Information Statements. The Company shall provide the Trustee in a timely manner with notices and information statements (including proxy statements) when voting rights are to be exercised, and with respect to tender, exchange or similar offers, notices and offer materials, at the same time and in the same manner (except to the extent the Exchange Act requires otherwise) as such notices, information statements, and offer materials are provided to shareholders of the Company
          generally.    The  Trustee  shall,  in  turn,  provide  all
          material received by the Company pursuant to this Subsection 7.3 to Eligible Participants described in Subsections 7.1 and 7.2.

          SECTION  8    Distributions  from  the  Trust

                    8.1 Distributions of Company Stock from the Trust. Distributions of Company Stock from the Trust shall be made (a) in accordance with the Minimum Distribution Schedule, in the case of Company Stock contributed to the Trust or acquired with cash contributed to the Trust (other than cash contributed for the purpose of repayment of a loan described in Subsection 4.1.2 or payment of an obligation of the Trust described in Section 9), or
          (b) in proportion to the principal payment made (or deemed forgiven) with respect to the loan used to acquire such Company Stock described in Subsection 4.1.2, in the case of Company Stock acquired with the proceeds of such loan. For purposes of the foregoing clause (b) of the preceding sentence, the proportion of the principal payment made (or deemed forgiven) with respect to the loan shall be determined by dividing the amount of the principal payment made (or deemed forgiven) by the sum of such principal payment and the principal balance of the loan remaining after such payment.

                         8.1.1   Shares Released Pursuant to a Minimum
          Distribution Schedule.  The  particular Plan  with  respect  to which  any  distribution  from  the Trust is  made  will  be determined  by  the  Committee  in accordance  with  the
          following directions:    (a)    to  the extent  available, shares
          of Company Stock sufficient to meet the obligations of the 1990 Stock Incentive Plan shall first be allocated to the
          Administrator  of  such Plan,   (b)  remaining  shares  of
          Company Stock (if any) to the extent available shall be transferred to the Administrator to fund the 1991 Performance Investment Plan, and (c) remaining shares of Company Stock (if any) to the extent available shall be transferred to the Administrator to fund the EMSIP, and (d) remaining shares (if any) shall be transferred to the Director or Administrators to fund such Plans or Benefits as determined by the Committee taking

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          into account the best interests of a broad cross-section of
          Participants, provided that it is determined that such Plans or Benefits constitute contractual liabilities of the Company or its Affiliates.

                         8.1.2   Release of Shares acquired with the
          Proceeds of a Loan. Shares of Company Stock to be distributed in accordance with clause (b) of the first sentence of this Subsection 8.1 shall be allocated in the same manner described in Subsection 8.1.1 above. If a loan described in Subsection 4.1.2 is outstanding, and if the earnings attributable to the shares of Company Stock acquired with the proceeds of such loan together with any contributions made by the Company for the purpose of repayment of such loan are not sufficient to enable the Trust to make a scheduled repayment of principal under such loan that will cause a release and distribution of shares sufficient to fund Benefits described in 8.1.1(a), (b) and (c), then, to the extent of any such deficiency, such repayment of principal shall be deemed forgiven by the Company.

                         8.1.3 Reliance  Upon  Committee  Instruction.
          The Committee shall inform the Trustee in writing of how many shares are required to fund 8.1.1(a), (b), (c), and (d). The Trustee may rely upon written instructions received by the Committee to carry out the instructions contained in this Subsection 8.1 and shall have no responsibility to verify or monitor the determinations made by the Committee. If no direction regarding allocation of shares of Company Stock pursuant to clause (d) of Subsection 8.1.1 is received by the Trustee from the Committee by the date specified in the Minimum Distribution Schedule or the date a principal payment has been made or forgiven, whichever is applicable, the shares of Company Stock subject to such allocation under
          said  clause  (d)  shall   be distributed  to  the Director to
          fund non-discretionary compensation of those Participants who are Employees taking into account the best interests of a broad cross-section of such Participants.

                         8.1.4    Acceleration.    Notwithstanding
          anything herein to the contrary, the Committee can direct that the number of shares distributed in any year exceed the number of shares required to be distributed under the Minimum Distribution Schedule and/or that shares be distributed prior to the date specified in such schedule, provided that such acceleration satisfies the terms of any restrictions contained in the Minimum Distribution Schedule, if
          any.    If,  in  any  year,  the  Committee  directs that  the
          number of shares distributed exceeds the number required to be distributed pursuant to the Minimum Distribution Schedule, such Schedule shall be revised by the Committee, so that the remaining minimum distribution amounts will be reduced proportionately to reflect the acceleration. Notwithstanding anything herein to the contrary, if the Trustee undertakes a loan to acquire Company Stock pursuant to Subsection 4.1, such loan shall at all times provide that principal payments may be accelerated at any time at the discretion of the Committee.

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                    8.2      Significant  Event.    If  an  event  occurs
          that causes 30 percent or more of the Participants to cease to be Employees within a 12-month period, as certified by the Committee, then all remaining distribution amounts under the Minimum Distribution Schedule will be reduced in direct proportion to such reduction and, with respect to Company Stock, the Minimum Distribution Schedule will be correspondingly extended.

                    8.3    Protection  of  Trustee.    The  Trustee  shall,
          to  the  maximum  extent permitted  by applicable  law,  be fully protected in acting upon any written statement, affidavit or certification from the Company, the Committee or
          the Director.   The  Trustee  shall  at  all  times,  to  the
          maximum extent permitted by applicable law, be fully protected in making distributions pursuant to Sections 4, 8, 9, 13 and 17 hereof.

                    8.4 Company Obligations. Notwithstanding the provisions of this Trust Agreement, the Company and its Affiliates shall remain obligated with respect to the Benefits attributable to their respective employees.
          Nothing in this Trust Agreement shall relieve the Company or any of its Affiliates of their respective liabilities with respect to the Benefits except to the extent such amounts are paid to a Plan or a Participant from the Trust, it nevertheless being the Company's intent that the Trust Fund shall be applied in discharge of the Company's legal obligations as provided in this Trust Agreement. Notwithstanding anything herein to the contrary, no plan or benefit may be funded pursuant to this Section 8 unless it gives rise to a contractual obligation of the Company or its Affiliates and it is a Benefit described in Schedule A.

                    8.5 Trustee as Holder of Legal Title to Trust Assets. Subject to Section 17 hereof, the Trustee shall hold legal title to all assets in the Trust for benefit of the Participants and Employees.

                    8.6   Federal  Income  Tax  Consequences  of  the
          Trust. The Trust Fund may be applied in the discharge of legal obligations of the Company as provided herein. Accordingly, the Company shall take into account in computing its tax liability, those items of income, deductions and credits against tax attributable to assets held in the Trust to which the Company would have been
          entitled  had  the  Trust  not been  in  existence.    The
          Trustee shall notify the Company promptly after it becomes aware of any tax liability assessed against, or imposed upon, the Trust or the Trustee in its capacity as Trustee
          of  the  Trust.    The  Company  shall  be responsible for  all
          matters in respect of such assessment or imposition, and shall have sole responsibility for any defense in connection therewith. Payments in respect of any tax liability of the Company arising in connection with earnings, gains or activities relating to the Trust,

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          including,  without limitation,  interest  and  penalties, shall be made  from  the  Trust  Fund  after  a  final determination of  such  liability,  unless  the Company promptly  pays  such
          liability.    In  the  event  the  assets of  the  Trust  are
          insufficient to pay such liability, any deficit shall be paid promptly by the Company.

          SECTION  9    Expenses,  Compensation  and  Indemnification

                    9.1 Expenses. The Trustee shall be reimbursed by the Company for its reasonable expenses of implementation, management and administration of the Trust, including brokerage commissions and the reasonable compensation of attorneys or other agents engaged by the Trustee or by the Company to assist in such implementation, management and administration.

                    9.2    Compensation.    The  Company  shall  pay  the
          Trustee compensation in accordance with the compensation schedule attached hereto as Schedule C, unless the Company and the Trustee otherwise agree in writing.

                    9.3    Charge  on  Trust  Fund.   All  expenses  and
          compensation referred to in Sections 9.1 and 9.2 hereof shall be a charge on the Trust Fund and shall constitute a lien on the Trust Fund in favor of the Trustee and shall be payable from the Trust Fund unless paid when due by the Company.

                    9.4 Indemnification. The Company hereby agrees to indemnify and hold harmless the Trustee from and against any losses, costs, damages, claims or expenses, including without limitation reasonable attorneys' fees, which the Trustee may incur or pay out in connection with, or otherwise arising out of:

                         9.4.1    the  performance  by  the  Trustee  of
          its duties hereunder, unless any such loss, cost, damage, claim or expense is a result of negligence or willful misconduct by the Trustee or the breach by the Trustee of its fiduciary duties hereunder; or

                         9.4.2 any action taken by the Trustee in good faith pursuant to the written direction of the Company, the Committee or the Director.

          In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle the Trustee to be indemnified hereunder, the Trustee shall give the Company written notice of such action or claim promptly after becoming aware of such commencement or assertion unless the Company has otherwise received notice
          of  such  action  or  claim.    The  Company  shall  be entitled
          to participate in and, upon notice to the Trustee, assume the defense of any such action or claim using counsel
          reasonably  acceptable  to  the  Trustee.    The Trustee  shall

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          cooperate  with  the Company  in  connection with  the  defense of any such action or claim. Subject to Section 17 the Trustee shall have no claim on the assets of the Trust Fund in respect of amounts payable to the Trustee under this Subsection 9.4.

                    9.5    Payment  from  Trust  Fund.    All  payments  of
          expenses  and compensation  referred  to in  Subsections  9.1 and 9.2 hereof shall be made only with the written approval of or at the direction of the Committee.

          SECTION  10    Administration  and  Records

                    10.1    Records.    Subject  to  Subsections  7.1  and
          7.2, the Trustee shall keep or cause to be kept accurate and detailed accounts of any investments, receipts, disbursements and other transactions hereunder and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any
          person  designated  by  the Company.    The  Trustee  shall
          preserve all such accounts, books and records, in original form or on microfilm, magnetic tape or any other similar process, for such period as the Trustee may determine, but the Trustee may destroy such accounts, books and records only after first notifying the Company in writing of its intention to do so and transferring to the Company, subject to Subsections 7.1 and 7.2 hereof, any of such accounts, books and records that the Company shall request.

                    10.2 Settlement of Accounts. Subject to Subsections 7.1 and 7.2, within 60 days after the close of each calendar year, and within 60 days after the removal or resignation of the Trustee or the termination of the Trust (or any portion thereof), the Trustee shall file with the Company a written account setting forth all investments, receipts, disbursements and other transactions effected by it with respect to the Trust during the preceding calendar year or during the period from the close of the preceding calendar year to the date of such removal, resignation or termination, including a description of all investments and securities purchased and sold, with the cost or net proceeds of such purchases or sales, and showing all cash, securities and other property held at the end of such calendar year or other period.

                    It shall be the duty of the Company to review such written account promptly within 90 days from the date of filing any such account and if, within such 90-day period, the Company does not file with the Trustee a written notice of objection to any of the Trustee's acts or transactions, the initial account shall become an account stated between the Trustee and the Company. If the Company files a written notice of objection with the Trustee, the Trustee may file with the Company an adjusted account, in which case it shall be the duty of the

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          Company to  review  such  adjusted account  promptly  within  30
          days  from  the  date of its filing.   If,  within  such  30-day
          period, the Company fails to file a written notice of objection to any of the Trustee's acts or transactions as so adjusted with the Trustee, the adjusted account shall become an account stated between the Trustee and the Company.

                    Unless an account is fraudulent, when it becomes an account stated it shall be finally settled, and the Trustee shall, to the maximum extent permitted by applicable law, be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account.

                    10.3    Audit.    The  Trustee  shall  from  time  to
          time permit an independent public accountant selected by the Company to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.

                    10.4 Judicial Settlement. Nothing contained in this Trust Agreement shall be construed as depriving the Trustee or the Company of the right to have a judicial
          settlement  of  the  Trustee's accounts.    Upon  any  proceeding
          for a judicial settlement of the Trustee's accounts or for instructions the only necessary party thereto in addition to the Trustee shall be the Company.

                    10.5    Delivery  of  Records  to  Successor.   In  the
          event of the removal or resignation of the Trustee, the Trustee shall deliver to the successor Trustee all records which shall be required by the successor Trustee to enable it to carry out the provisions of this Trust Agreement.

                    10.6 Tax Filings. In addition to any returns required of the Trustee by law (e.g., any information return required to be filed on IRS Form 1041), the Trustee shall prepare and file such tax reports and other returns as the Company and the Trustee may from time to time agree.

          SECTION 11 Removal or Resignation of the Trustee and Designation of Successor Trustee.

                    11.1 Removal. At any time prior to the occurrence of a Change in Control, the Company may remove the  Trustee  with  or without  cause  upon  at  least 60  days'
          notice  in  writing to  the  Trustee.    At  any  time  after
          the occurrence of a Change in Control, the Trustee may not be removed except for cause or by order of a court of
          competent  jurisdiction.    No removal  of  the  Trustee  shall
          be effective until the Company has appointed in writing a successor Trustee, and such successor has accepted the appointment in writing.

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                    11.2    Resignation.  Trustee  may  resign  at  any
          time upon at least 60 days' notice in writing to the Company, except that any such resignation shall not be effective until the Company has appointed in writing a successor Trustee, and such successor has accepted the
          appointment  in  writing.    At any  time  after  30  days
          following the sending of such notice of resignation, if the Company is unable to appoint a successor Trustee or if a successor Trustee has not accepted an appointment, the Trustee shall be entitled, at the expense of the Company, to petition a United States District Court or any of the courts of the State of Washington or other court having jurisdiction to appoint its successor.

                    11.3    Successor  Trustee.  Subject  to  Subsection
          2.1 hereof, each successor Trustee, during such period as it shall act as such, shall have the powers and duties herein conferred upon the Trustee, and the word "Trustee" wherever used herein, except where the context otherwise requires, shall be deemed to include any successor Trustee. Upon designation of a successor Trustee and delivery to the resigned or removed Trustee of written acceptance by the successor Trustee of such designation, such resigned or removed Trustee shall promptly assign, transfer, deliver and pay over to such Trustee, in conformity with the requirements of applicable law, the funds and properties in its control or possession then constituting the Trust Fund.

          SECTION  12    Enforcement  of  Trust  Agreement.

                    12.1    Rights  of  Parties  to  Enforce  the  Trust
          Agreement     The  Company and  the  Trustee  shall  have  the
          right to enforce any provision of this Trust Agreement. In any action or proceeding affecting the Trust, the only necessary parties shall be the Company and the Trustee and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service
          of  process.   Any  judgment  entered  in  such  an  action  or
          proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust or any Plan.

                    12.2    Limitation  on  Rights  of  Participants  and
          Beneficiaries    Neither the  Plans  nor  any  Participant  or
          Beneficiary shall have any rights with respect to the Trust Fund, no Plan shall be deemed to have any beneficial interest in the Trust Fund and no Employee shall be deemed to have any beneficial interest in the Trust Fund arising from his participation in any particular Plan.

          SECTION  13    Termination.

                    13.1 Termination upon Specific Events. The Trust shall be terminated as soon as practicable after the Trustee has received written notice from the Committee that one or more of the following events has occurred:

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                         13.1.1    the  Department of  Labor or  a  court
          of competent jurisdiction has determined (or, in the Committee s sole discretion, would be likely to determine) that the assets of the Trust are subject to Part 4 of Subtitle B of Title I of ERISA,


                         13.1.2 the Internal Revenue Service or a court of competent jurisdiction has determined (or, in the Committee s sole discretion, would be likely to determine) that any portion of the Trust Fund is presently taxable to any Participant or Beneficiary, or

                         l3.1.3    a  Change  in  Control  has  occurred.

          In the event of a termination pursuant to this Subsection 13.1, the Trustee shall distribute all assets then constituting the Trust Fund attributable to Company Stock to the Administrator or Director to be distributed in the form of Company Stock or cash (as provided pursuant to the terms of a
          particular Plan) to Participants.   Distributions shall first be
          made to satisfy accrued, vested benefits described in (a) of Subsection 8.1; remaining assets, if any, shall be distributed to satisfy accrued, vested benefits described in (b) of Subsection 8.1; remaining assets, if any, shall then be distributed to satisfy any exercises that have not yet been funded pursuant to the plan described in (c) of Subsection 8.1. Remaining assets, if any, shall then be used to fund the following plans (in the following order): any obligation the Company or an Affiliate has under the Annual Incentive Plan, any obligation the Company or an Affiliate has under the Hillhaven Supplemental Executive Retirement Plan, or any obligation the Company or an Affiliate
          has under the Hillhaven Deferred Compensation Plan.   Assets
          remaining shall be allocated among Plans described in Schedule B, in the order set out in such Schedule.

                    13.2 Termination in Other Events. Notwithstanding anything herein to the contrary, the Trust shall terminate on the earliest of (a) 21 years following the death of the last surviving Participant included on the Participant Schedules received by the Trustee in 1995, (b) the date on which the Committee informs the Trustee in writing that the Company and its Affiliates have no obligations under any Plans (or the  date  on which  there  are  no Plans)  or  (c)  the  date on which the Trust contains no assets and retains no claims to recover assets from the Company and its Affiliates pursuant to any provision hereof, whichever shall
          first  occur.    In  the  event  of  a termination described  in
          clauses (a) or (b) of this Section, the Trustee shall distribute the assets remaining in the Trust Fund to all Participants listed on the Participant Schedule in an equal amount per Participant.

                    13.3    Limitation  on  Trustee  Liability  upon  Total
          Distribution;  Continuation of  Trustee  Powers.    Upon  a
          total  distribution  of  the  Trust  assets pursuant  to Section
          8 or this Section 13.3,  the  Trustee  shall  be  relieved from
          all  further  liability.    The  powers of  the  Trustee
          hereunder shall continue so long as any assets of the Trust remain in its hands.

                    13.4    Nonapplicability  of  ERISA.    Notwithstanding
          anything herein to the contrary, no amount shall be distributed to any Participant pursuant to this Section 13 if such distribution could, in the opinion of independent counsel, cause the Trust to be subject to ERISA (other than as an unfunded plan described in ERISA section 201(2)). Prior to a distribution pursuant to this Section, the Committee shall provide the Trustee with a Schedule of Participants eligible for a distribution (taking into account this subsection 13.4).

          SECTION  14    Amendment.

                    14.1 Amendments in General. The Company may, in its sole discretion, from time to time amend, in whole or in part, any or all of the provisions of this Trust
          Agreement, including, without limitation, by adding to, or subtracting from, Schedule A hereto one or more employee benefit plans (within the meaning of Section 3(3) of ERISA) or plans or arrangements that are not employee benefit plans (within the meaning of such Section); provided, that (a) in making any modification to Schedule A hereto, the Company shall act in good faith taking into account the best interests of a broad cross-section of Participants, and (b) the Company shall ensure that at all times Schedule A shall include at least one employee benefit plan that is not an employee benefit plan within the meaning of Section 3(3) of ERISA. Notwithstanding anything herein to the contrary, no amendment shall be made to Sections 2.2, 7, 8 or 13.

                    14.2 Specific Amendments. Notwithstanding Subsection 14.1, the Company may amend this Trust Agreement from time to time in such a manner as may be necessary, in the opinion of independent counsel, to prevent this Trust Agreement or the Trust from becoming subject to ERISA and to prevent the current taxation of the Trust Fund to Participants.

          SECTION  15    Nonalienation.

                    15.1 Prohibition Against Certain Transfers, Pledges, Etc. Except as otherwise provided by this Trust Agreement and except as otherwise may be required by applicable law,
          (a) no amount payable to or in respect of any Plan, Participant or Employee at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any such amount, whether presently or thereafter payable, shall be void and (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant.

          SECTION  16    Communications.

                    16.1    To  the  Company,  Board  of  Directors  and
          Committee.    Communications  to  the  Company,  the  Board  of
          Directors and  the  Committee  shall be  addressed  to:

                         The Hillhaven Corporation
                         1148 Broadway Plaza
                         Tacoma, Washington  98402
                         Attention:   Vice President, Treasurer

          with  a  copy  to:

                         The Hillhaven Corporation
                         1148 Broadway Plaza
                         Tacoma, Washington  98402
                         Attention: Senior Vice President and General
                         Counsel

          provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

                    16.2 To the Trustee. Communications to the Trustee shall be addressed to:

                         Wachovia Bank of North Carolina, N.A.
                         301 N. Main Street
                         Winston-Salem, N.C. 27150
                         Attention:  Steve Watts
                         Vice President


          with  a  copy  to:

                         Wachovia Bank of North Carolina, N.A.
                         301 N. Main Street
                         Winston-Salem, NC   27150
                         Attention:   John Smith
                          Vice President

          provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

                    16.3 To a Participant. Communications to a Participant or to his Beneficiaries shall be addressed to the Participant or his Beneficiaries, respectively, at the address indicated on the Participant Schedule as in effect at the time of the communication.

                    16.4 Binding upon Receipt. No communication shall be binding on the Trustee until it is received by the Trustee, and no communication shall be binding on the Company, the Board of Directors or the Committee until it is received by the Company, the Board of Directors or the Committee, respectively. A communication shall be deemed binding on a Participant or the Participant's Beneficiaries 60 days following the date notice is given or sent pursuant to Subsection 16.3.

                    16.5 Authority to Act. The Secretary of the Company shall from time to time certify to the Trustee the person or persons authorized to act for the Company, the Committee and the Board of Directors, and shall provide the Trustee with such information regarding the Company as the Trustee may reasonably request. The Trustee may continue to rely on any such certification until notified to the contrary.


                    16.6    Authenticity  of  Instruments.     The  Trustee
          shall be fully protected in acting upon any instrument, certificate, or paper reasonably believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

          SECTION  17    Claims  of  Company's  Bankruptcy  Creditors.

                    17.1    Bankruptcy  Creditors.  In  the  event  of  the
          Company's  "insolvency," the  assets of  the  Trust  shall  be available to pay the claims of any creditor of the Company to whom a distribution may be made in accordance
          with  state  and  federal bankruptcy laws.    The  Company  shall
          be  deemed  to  be  "insolvent"  if it  is  either  (a) unable to  pay  its  debts  and  liabilities as  they  become  due  or
          (b) subject to a pending proceeding as a debtor under the federal Bankruptcy Code (or any successor federal statute) or any state bankruptcy code. In the event the Company becomes insolvent, the Board of Directors and the Chief Executive Officer of the Company shall notify the Trustee
          of  the  event  as  soon  as practicable.    Upon  receipt  of
          such notice, or if the Trustee receives other written allegations of the Company's insolvency from a third party considered by the Trustee to be reliable and responsible, the Trustee shall cease making any distributions from the assets of the Trust, shall hold the assets in the Trust for the benefit of the Company's creditors and shall take such steps as are necessary to determine within a reasonable period of time whether the Company is insolvent. In making such determination, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of the Company or a determination by a court  of  competent  jurisdiction  that  the  Company is  or  is
          not  insolvent.    In  the  case  of  the  Trustee's
          determination of the Company's insolvency, the Trustee will deliver assets of the Trust to satisfy claims of the Company's creditors as directed pursuant to a final order of a court of competent jurisdiction.

                    17.2 Resumption of Benefits; Restoration of Accounts. In the event the Trustee ceases making distributions by reason of Subsection 17.1, the Trustee shall resume making distributions pursuant to Sections 4, 8, or 13 of this Agreement only after the Trustee has determined that the Company is no longer insolvent or upon receipt of an order of a court of competent
          jurisdiction  requiring  such distributions.   In  making  any
          determination under this Section, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of the Company.

          SECTION  18    Consolidation,  Merger  or  Sale  of  the Company.

                    18.1 Consolidation, Merger or Sale of the Company. Effective upon consolidation of the Company with, or merger of the Company with or into, any corporation or corporations, or any sale or conveyance of all or sub-stantially all of the assets of the Company, the Trustee shall deal with the corporation formed by such consolidation, or with or into which the Company is merged, or the person that acquires the assets of the Company on the same basis as it dealt with the Company prior to such transactions and, in such event, the term "Company" within this Agreement shall mean such corporation or person.

          SECTION  19    Miscellaneous  Provisions

                    19.1 Binding Effect. This Trust Agreement shall be binding on the Company and the Trustee and their re-spective successors and assigns.

                    19.2    Inquiry  as  to  Authority.    A  third  party
          dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

                    19.3 Responsibility for Company Action. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company, the Board of Directors, the Committee, any Affiliate, the Participants or any
          Beneficiaries.    The  Trustee  shall  be  under  no duties
          except such duties as are specifically set forth as such in this Trust Agreement or under applicable law, and no implied covenant or obligation shall be read into this Trust Agreement against the Trustee.

                    19.4    Successor  to  Trustee.  Subject  to
          Subsection 2.1, any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee may be transferred shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

                    19.5     Intercompany  Agreements.    The  Company  may
          require any Affiliate to enter into such other agreement or agreements as it shall deem necessary to obligate such Affiliate to reimburse the Company for any other amounts paid by the Company hereunder, directly or indirectly, in respect of such Affiliate's employees.

                    19.6 Titles Not to Control. Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

                    19.7 Laws of the State of Washington to Govern. This Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced, and administered in accordance with the laws of the State of Washington, without reference to the principles of conflicts of law thereof.

                    19.8 Fractional  Shares.    Notwithstanding  anything
          herein to the contrary, the Trustee may distribute any fractional share otherwise required to be distributed to Administrators or Participants pursuant to Sections 8 or 13, in cash in an amount equal to the Daily Value, multiplied by such fraction.

                         IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                             THE HILLHAVEN CORPORATION

          Attest: /s/ Ellen B. Alben         By: /s/ Richard P. Adcock
                  Ellen B. Alben                 Richard P. Adcock
                  Assistant Secretary            Senior Vice President


                                             WACHOVIA BANK OF NORTH
                                             CAROLINA, N.A. as  Trustee

          Attest: /s/ Donna Stern            By: /s/ John N. Smith, III
                  Donna Stern                    John N. Smith, III
                  Assistant Secretary            Vice President

          STATE  OF  WASHINGTON

          COUNTY  OF  PIERCE

                       On the 26th day of January, 1995, before me personally came to me Richard P. Adcock, who, being by me duly sworn, did depose and say that he resides at Gig Harbor, Washington; that he is of THE HILLHAVEN CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.

                                 /s/ Helen Harmon
                                 Helene Harmon
                                 Notary  Public
                                 My commission expires 3/25/95

          STATE OF NORTH CAROLINA

          COUNTY OF FORSYTH

                       On the 26th day of January, 1995, before me personally came to me John N. Smith, III, who, being by me duly sworn, did depose and say that he resides at Winston-Salem, North Carolina; that he is of WACHOVIA BANK OF NORTH CAROLINA, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.

                                 /s/ Sheri M. Utt
                                 Sheri M. Utt
                                 Notary  Public
                                 Commission Expires 2/18/95

                                     Schedule  A


                                   LIST  OF  PLANS

          The Hillhaven Corporation 1991 Performance Investment Plan

          The Hillhaven Corporation 1990 Stock Incentive Plan

          The Hillhaven Corporation Employee Monthly Stock Investment Plan

          The Hillhaven Corporation Deferred Compensation Plan

          The Hillhaven Corporation Supplemental Executive Retirement Plan

          The Hillhaven Corporation Annual Incentive Plan

          The Hillhaven Corporation Long Term Incentive Plan

          Other non-discretionary based compensation

                                     Schedule  B

                           MINIMUM  DISTRIBUTION  SCHEDULE

                                     Schedule  C

                          TRUSTEE'S  COMPENSATION  SCHEDULE

                                HILHAVEN GRANTOR TRUST
                                   FEE ESTIMATE FOR
                             NON-QUALIFIED PLAN SERVICES


                    I. TRUSTEE SERVICES               $15,750.00

                   II. PROXY ADMINISTRATION                 0.00
                                                      ----------

                       TOTAL TRUSTEE:                 $15,750.00
                                                      ==========

                                                          HILLHAVEN GRANTOR TRUSTESTIMATE FORNON-QUALIFIED PLAN SERVICES


          I.      TRUSTEE SERVICES

          Trustee Charges for
          Assets Held

          Individual Assets    Hillhaven                                      Rate Per
                               Market Value             Market Value          $1,000      Total

                               First    $500,000        $    500,000          5.00       $  2,500.00
                               Next    1,500,000           1,500,000          2.60          3,900.00
                               Next    8,000,000           8,000,000           .70          5,600.00
                               Next   40,000,000          12,500,000           .30          3,750.00
                               Next   50,000,000                               .25
                                                        ------------                     -----------
                                                        $ 22,500,000                     $ 15,750.00


          Insurance, Letter of Credit, Company Stock and Other Non-Cash
          Funding:

               The value of insurance, letter of credit, company stock or other non-cash funding, will be discounted by 75% when applying the ad valorem charges above.

                      Hillhaven Total Market Value:
                      $90,000,000 x .25 = $22,500,000*

          Change of Control:

               From the point of a change of control, the value of the insurance, letter of credit or other non-cash funding will be charged at 100% when applying the ad valorem charges above.

          Master Trust Plan Accounting:

               For Asset Pools:     $750.00
               For Plan Accounts:   First 5, No Charge

          Consulting Services:

               Billable time plus out-of-pocket expenses.

          Automatic Cash Investing:

               For daily sweeping an automatic investment of cash in accounts not managed by Wachovia, a separate charge at the rate of $1.20 per $1,000 will be made on the average daily STIF balance.

          Wires:

               $10 each

                                        Total:  $15,750.00*

                * The minimum fee for Nonqualified Plan Services is
                  $2,500.00.

          II.  PROXY ADMINISTRATION

          Proxy Handling:

             Addressing Proxies         $.06 each, minimum $50.00

             Addressing Labels          $.04 each, minimum $50.00

             Affixing Name and Address
               Labels to Envelopes,
               Proxies, etc.            $.04 each label, minimum $50.00

             Inserting the Enclosures:
               First Enclosures         $.05 each
               Each Additional
               Enclosure                $.035 each

             Tabulation of Returned Proxies:
               First (2) Elections      $.37 each
               Additional Elections     $.07 each

          Miscellaneous Out-of-Pocket Expenses:

               Postage expenses, mail processing, cost of materials, and reproduction expense will be charged at cost of materials plus labor. Fair and reasonable negotiated fees will be charged for extraordinary services. Also reimbursable to Wachovia at its cost are charges for travel, systems work, and other expenses.